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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Amendment No. 8 to the Registration Statement on Form SB-2 of our report dated January 29, 2003, relating to the financial statements of Corporate Road Show.com Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                        /s/ Lazar Levine & Felix LLP
                                        ------------------------------
                                        LAZAR LEVINE & FELIX LLP

New York, New York
February 11, 2004